UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2013
Cavco Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-08822	56-2405642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North Central Avenue, Suite 800, Phoenix, Arizona	85004
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (602) 256-6263
Not applicable
(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, Cavco Industries, Inc., a Delaware corporation (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Third Avenue Trust, a Delaware Trust, on behalf of Third Avenue Value Fund (“TAVF”) and the Whitman High Conviction Fund (“WHCF”, each individually a “Seller” and collectively, the “Sellers”), pursuant to which the Company proposed to purchase the outstanding shares (the “Shares”) of Fleetwood Homes, Inc. (“Fleetwood”) held by the Sellers (the “Transaction”).

On July 22, 2013, the Company closed the Transaction. Prior to the closing, the Company owned 50% of the outstanding shares of Fleetwood. After the closing, the Company now owns 100% of the outstanding shares of Fleetwood.

The Transaction closed at the previously disclosed purchase price of approximately $91.4 million, to be satisfied with 1,867,370 newly issued shares of Company common stock (the “Cavco Shares”) in reliance upon the exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the Cavco Shares to the Sellers was a privately negotiated transaction. The certificates representing the Cavco Shares contain a legend to the effect that such shares are not registered under the Securities Act and may not be sold or transferred except pursuant to a registration which has become effective under the Securities Act or pursuant to an exemption from such registration. Of the total Cavco Shares, 1,809,108 are to TAVF and 58,262 are to WHCF. The new issuance increases the Company's total number of common shares outstanding to 8,837,324. Following the issuance of the Cavco Shares, TAVF will own approximately 22.3% of the Company's outstanding common stock. The new Cavco Shares are subject to the registration, voting, lock-up and standstill provisions summarized on pages 38 through 39 of the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on June 27, 2013, which are incorporated herein by reference.

The foregoing description is qualified in its entirety by reference to the Company's Current Report on Form 8-K filed with the SEC on June 14, 2013, and the Stock Purchase Agreement filed as Exhibit 2.1 to that Current Report on Form 8-K, which are incorporated herein by reference.

Pursuant to SEC Rule 3-05(b)(4)(iii) of Regulation S-X, separate financial statements of Fleetwood are not required to be filed as an exhibit to this Current Report on Form 8-K because the operating results of Fleetwood have been reflected in the Company's audited financial statements since August 17, 2009.

Item 3.02.    Unregistered Sale of Securities.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.    Other Events.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Comparative Historical and Unaudited Pro Forma Data of Cavco Industries, Inc. at March 30, 2013 is attached for information purposes as Exhibit 99.1.

Exhibit

Number	Description

2.1
Stock Purchase Agreement, dated June 14, 2013, by and among Third Avenue Trust, a Delaware Trust, the Whitman High Conviction Fund and Cavco Industries, Inc., a Delaware corporation (incorporated by reference from Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on June 14, 2013).

99.1	Comparative Historical and Unaudited Pro Forma Data of Cavco Industries, Inc. at March 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVCO INDUSTRIES, INC.
By:	/s/ Daniel L. Urness
Daniel L. Urness
Vice President, Treasurer and
Chief Financial Officer

Date:	July 24, 2013

EXHIBIT INDEX

Exhibit

Number	Description

2.1
Stock Purchase Agreement, dated June 14, 2013, by and among Third Avenue Trust, a Delaware Trust, the Whitman High Conviction Fund and Cavco Industries, Inc., a Delaware corporation (incorporated by reference from Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on June 14, 2013).

99.1	Comparative Historical and Unaudited Pro Forma Data of Cavco Industries, Inc. at March 30, 2013.